CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Statement of Cash Flows [Abstract]
Cash and cash equivalents	$ 39,126	$ 26,326	$ 22,679	$ 18,915
Restricted cash - current asset	8,066	6,003	6,962	8,055
Restricted cash - non-current asset	12,627	13,125	13,640	14,154
Total cash, cash equivalents and restricted cash	$ 59,819	$ 45,454	$ 43,281	$ 41,124